UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1910 Opdyke Court, Auburn Hills, MI (Address of Principal Executive Offices)		48326 (Zip Code

Registrant’s telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. (“SGRP” or the “Corporation”, and together with its subsidiaries, the “Company”, “SPAR” or “SPAR Group”) has listed its shares of common stock, par value $0.01 (“Common Stock”) for trading through the Nasdaq Stock Market LLC (“Nasdaq”) under the trading symbol “SGRP” and periodically files reports with the Securities and Exchange Commission (“SEC”). Reference is made to: (a) SGRP’s 2024 Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on May 16, 2025, and (b) SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (together with the 2024 Annual Report, each an “SEC Report”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

The Corporation held an annual meeting of stockholders at 12:00 PM (noon), Eastern Time on June 12, 2025 (the “Annual Meeting”). At the Annual Meeting, the Corporation’s stockholders voted on five proposals as set forth below, each of which was described in detail and subject to the descriptions in the Corporation's definitive proxy statement, dated May 23, 2025 (the “Proxy Statement”). The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Proxy Statement, which is incorporated herein by reference.

As of the close of business on the record date for the Annual Meeting, which was April 25, 2025, there were 23,449,701 shares of Common Stock, outstanding and entitled to vote at the Annual Meeting. A total of 19,312,843 shares of Common Stock, representing 82% of the shares of Common Stock outstanding as of the record date for the Annual Meeting, were represented in person or by proxy and entitled to vote at the Annual Meeting, and constituted a quorum to conduct business at the Annual Meeting.

1.
The Reelection of Directors Proposal: To reelect seven Directors of SGRP to serve on SGRP's Board of Directors (the "Board") during the ensuing year and until their respective successors have been duly elected and seated on the Board, which candidates are Mr. William H. Bartels, Mr. John Bode, Mr. James R. Brown, Sr., Mr. James R. Gillis, Ms. Linda Houston, Mr. Panagiotis Lazaretos, and Mr. Michael R. Matacunas.

The Reelection of Directors Proposal was voted as set forth below:

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
William H. Bartels	14,289,076	2,485,594	1,019,325	1,518,848
John Bode	8,023,093	9,747,031	23,871	1,518,848
James R. Brown, Sr.	11,158,757	5,818,061	817,177	1,518,848
James R. Gillis	15,529,950	2,237,478	26,567	1,518,848
Linda Houston	8,041,083	9,714,561	38,351	1,518,848
Panagiotis Lazaretos	11,152,561	5,824,257	817,177	1,518,848
Michael R. Matacunas	7,282,163	10,473,481	38,351	1,518,848

As described in Proposal 1 -- Resignation and Retirement Letter Agreement in the Proxy Statement and further provided in each nominee's Resignation Letter, each nominee has agreed to retire if not reelected effective when "my successor has been duly elected or appointed and seated on the Board", subject to retained contractual right and "the right to accept any reappointment, renomination or reelection to the Board in the future".

Please note that the 2022 By-Laws requires that at all times the Board have at least three Super Independent Directors and each of its Committees have at least two Super Independent Directors, and of the nominees, only Messrs. Gillis, Bode and Houston have qualified as Super Independent Directors.  See Board Size, Quorum and Voting, Director Nominations: Experience, Integrity, Diversity and other Criteria, Director Independence, Contractually Dedicated Seats, and 2022 By Laws in the Proxy Statement.

After the Annual Meeting, the Board discussed and acknowledged Mr. Matacunas' right to be a director by contract with SGRP and the Board as the applicable Nominating Rights Holder for Mr. Matacunas' nomination to that Contractually Dedicated Seat (see Proposal 1 in the Proxy Statement) reappointed Mr. Matacunas to the Board and reseated him.

2.
The Independent Registered Accounting Firm Proposal: To ratify, on an advisory basis, the use of BDO USA, P.C., as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2025.

The Independent Registered Accounting Firm Proposal was voted as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
9,646,420	9,633,490	32,933	1,518,848

3.	The Compensation Proposal: To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement (i.e., "Say on Pay").

The Compensation Proposal was voted as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
7,180,354	10,449,971	163,670	1,518,848

4.
The Compensation Timing Proposal: To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one, two or three years (i.e., "Say on Frequency").

The Compensation Timing Proposal was voted as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
17,513,041	10,662	106,598	163,694	1,518,848

5.	The 2025 Stock Compensation Plan Proposal: To consider, ratify and approve the Board of Directors' adoption of the 2025 Stock Compensation Plan.

The 2025 Stock Compensation Plan Proposal was voted as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
7,670,835	9,972,589	150,571	1,518,848

Forward Looking Statements

This Current Report on Form 8-K and its exhibits (collectively, this "Current Report") contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act, and other applicable federal and state securities laws, rules and regulations, as amended.

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report on Form 8-K may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): the uncertainty of the contents and submission timing of the Corporation's compliance plan regarding failure to file its Form 10-Q for the period ended March 31, 2025, or Nasdaq's acceptance of it; potential non-compliance with applicable Nasdaq rules regarding the filing of periodic financial reports, director independence, bid price or other rules; the impact of selling certain of the Corporation's subsidiaries or any resulting impact on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations.

For additional information and risk factors that could affect SPAR Group, see its 2024 Annual Report and other SEC Reports as filed with the SEC. The information contained in this Current Report on Form 8-K is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise.

You should carefully review and consider the Corporation's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report on Form 8-K, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward- looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: June 18, 2025
By:	/s/Michael R. Matacunas
Michael R. Matacunas, President & CEO